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                                                                  EXHIBIT 10.4
                              NOVATION CERTIFICATE



                     BLACKSTONE HOTEL ACQUISITIONS COMPANY
                              (Pounds)100,600,000
                         JUNIOR MORTGAGE LOAN FACILITY
                      DATED 30TH APRIL, 1998 (AS AMENDED)



                                 ALLEN & OVERY
                                     LONDON
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                              NOVATION CERTIFICATE




To:    Bankers Trust Company as Junior Agent

From:  The banks and financial institutions
       listed in the Schedule



                                                               18th August, 1998


BLACKSTONE HOTEL ACQUISITIONS COMPANY: (Pounds)100,600,000 JUNIOR MORTGAGE LOAN
         FACILITY DATED 30TH APRIL, 1998 (AS AMENDED) (THE "FACILITY AGREEMENT")


We refer to Clause 27.3 (Procedure for novations). Terms defined in the Facility Agreement have the same meaning in this Novation Certificate.

1. We, Merrill Lynch Mortgage Capital Inc. (the "EXISTING JUNIOR LENDER") and each bank and financial institution (other than the Existing Junior Lender) listed in the Schedule (each a "NEW JUNIOR LENDER") agree to:

     (a) the Existing Junior Lender and each New Junior Lender novating certain of the Existing Junior Lender's rights and obligations in accordance with Clause 27.3 (Procedure for novations) so that (for the purposes of Clause 27.3(c)) with effect on and after 18th August, 1998, the Commitments of the Existing Junior Lender and each New Junior Lender will be as set out in the Schedule and a corresponding portion of each outstanding Advance will be novated to each New Junior Lender; and

     (b) each New Junior Lender becoming a party to the Intercreditor Agreement as a Junior Creditor,

     all in accordance with Clause 27.3 (Procedure for novations).

2. The specified date for the purposes of Clause 27.3(c) (Procedure for novations) is 19th August, 1998.

3. The Facility Office and address for notices of each New Junior Lender for the purposes of Clause 33 (Notices) are as set out herein.

4. The Junior Agent confirms its approval of the form of this certificate for the purposes of Clause 27.3(a)(i) of the Facility Agreement.

5. This Novation Certificate may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Novation Certificate.
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6.   This Novation Certificate is governed by English law.

                                    SCHEDULE

                            JUNIOR LENDER                      COMMITMENT

Existing Junior Lender

Merrill Lynch Mortgage Capital Inc.                       (Pounds) 42,590,000

NEW JUNIOR LENDERS

Anthracite Capital, Inc.                                  (Pounds) 21,470,000
Chastain Capital Corporation                              (Pounds) 11,980,000
BankBoston, N.A.                                          (Pounds)  7,780,000
ING Bank (London Branch)                                  (Pounds)  8,390,000
Bank of America National Trust & Savings Association      (Pounds)  8,390,000
                                                          -------------------
TOTAL                                                     (Pounds)100,600,000
                                                          ===================
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                                  SIGNATORIES

AGENT

BANKERS TRUST COMPANY

By:

EXISTING JUNIOR LENDER

MERRILL LYNCH MORTGAGE CAPITAL INC

By:


NEW JUNIOR LENDER


ANTHRACITE CAPITAL, INC.

By:

Address for notices:  345 Park Avenue
                      New York
                      NY 10154

Attention:            Richard Shea
Fax number:           001 212 754 5397


CHASTAIN CAPITAL CORPORATION

By:

Address for notices:  3424 Peachtree Road
                      Suite 800
                      Atlanta
                      GA 30326

Attention:            Robert Stammers
Fax number:           001 212 808 3632


BANKBOSTON, N.A.

By:

Address for notices:  100 Federal Street
                      Mailstop: 01-32-05
                      Boston
                      MA 02110
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Attention:            Debra Johnston
Fax number:           001 617 434 1337


ING BANK (LONDON BRANCH)

By:

Address for notices:  ING Barings
                      60 London Wall
                      London EC2M 5TQ

Attention:            Michaela Edmonds/Philip Large
Fax number:           0171 767 7318


BANK OF AMERICA NATIONAL TRUST & SAVINGS
ASSOCIATION

By:

Address for notices:  231 LaSalle Street
                      Suite 19J
                      Chicago
                      IL 60697

Attention:            Katherine Gnapp
Fax number:           001 312 974 0871